                                                                    EXHIBIT 10.6





                        MORTGAGE, SECURITY AGREEMENT AND

                                 FIXTURE FILING

                                       BY

                          FLAGLER DEVELOPMENT COMPANY,

                             a Florida corporation,

                                   as Borrower

                                       TO

                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,

                                    as Lender

                               September 27, 2001

                            Gran Park at Jacksonville





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                                TABLE OF CONTENTS


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                                                                                                  PAGE



ARTICLE I GRANT OF SECURITY.........................................................................2

         Section 1.01          REAL PROPERTY GRANT..................................................2

         Section 1.02          PERSONAL PROPERTY GRANT..............................................3

         Section 1.03          CONDITIONS TO GRANT..................................................4

ARTICLE II BORROWER COVENANTS.......................................................................4

         Section 2.01          DUE AUTHORIZATION, EXECUTION, AND DELIVERY...........................4

         Section 2.02          PERFORMANCE BY BORROWER..............................................4

         Section 2.03          WARRANTY OF TITLE....................................................4

         Section 2.04          TAXES, LIENS AND OTHER CHARGES.......................................5

         Section 2.05          ESCROW DEPOSITS......................................................5

         Section 2.06          CARE AND USE OF THE PROPERTY.........................................6

         Section 2.07          COLLATERAL SECURITY INSTRUMENTS......................................7

         Section 2.08          SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.........................7

         Section 2.09          LIENS AND ENCUMBRANCES...............................................7

ARTICLE III INSURANCE...............................................................................8

         Section 3.01          REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES...................8

         Section 3.02          ADJUSTMENT OF CLAIMS................................................10

         Section 3.03          ASSIGNMENT TO LENDER................................................10

ARTICLE IV BOOKS, RECORDS AND ACCOUNTS.............................................................10

         Section 4.01          BOOKS AND RECORDS...................................................10

         Section 4.02          PROPERTY REPORTS....................................................11

         Section 4.03          ADDITIONAL MATTERS..................................................11

ARTICLE V LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY.......................................11

         Section 5.01          BORROWER'S REPRESENTATIONS AND WARRANTIES...........................11

         Section 5.02          ASSIGNMENT OF LEASES................................................12

         Section 5.03          PERFORMANCE OF OBLIGATIONS..........................................12

         Section 5.04          SUBORDINATE LEASES..................................................12

         Section 5.05          LEASING COMMISSIONS.................................................13

ARTICLE VI ENVIRONMENTAL HAZARDS...................................................................13

         Section 6.01          REPRESENTATIONS AND WARRANTIES......................................13

         Section 6.02          REMEDIAL WORK.......................................................13

         Section 6.03          ENVIRONMENTAL SITE ASSESSMENT.......................................14
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                                TABLE OF CONTENTS
                                   (continued)



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
         Section 6.04          UNSECURED OBLIGATIONS...............................................14

         Section 6.05          HAZARDOUS MATERIALS.................................................14

         Section 6.06          REQUIREMENTS OF ENVIRONMENTAL LAWS..................................15

ARTICLE VII CASUALTY, CONDEMNATION AND RESTORATION.................................................15

         Section 7.01          BORROWER'S REPRESENTATIONS..........................................15

         Section 7.02          RESTORATION.........................................................15

         Section 7.03          CONDEMNATION........................................................16

         Section 7.04          REQUIREMENTS FOR RESTORATION........................................17

ARTICLE VIII REPRESENTATIONS OF BORROWER...........................................................19

         Section 8.01          ERISA...............................................................19

         Section 8.02          NON-RELATIONSHIP....................................................19

         Section 8.03          NO ADVERSE CHANGE...................................................19

         Section 8.04          FOREIGN INVESTOR....................................................19

ARTICLE IX EXCULPATION AND LIABILITY...............................................................19

         Section 9.01          LIABILITY OF BORROWER...............................................19

ARTICLE X CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY..............................................20

         Section 10.01         TRANSFER OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION...........20

         Section 10.02         DEFEASANCE..........................................................24

         Section 10.03         RELEASES AND SUBSTITUTIONS OF PROPERTY..............................26

         Section 10.04         PROHIBITION ON SUBORDINATE FINANCING................................28

         Section 10.05         [INTENTIONALLY DELETED].............................................28

         Section 10.06         STATEMENTS REGARDING OWNERSHIP......................................28

ARTICLE XI DEFAULTS AND REMEDIES...................................................................28

         Section 11.01         EVENTS OF DEFAULT...................................................28

         Section 11.02         REMEDIES UPON DEFAULT...............................................29

         Section 11.03         APPLICATION OF PROCEEDS OF SALE.....................................30

         Section 11.04         WAIVER OF JURY TRIAL................................................30

         Section 11.05         LENDER'S RIGHT TO PERFORM BORROWER'S OBLIGATIONS....................30

         Section 11.06         LENDER REIMBURSEMENT................................................30

         Section 11.07         FEES AND EXPENSES...................................................30

         Section 11.08         WAIVER OF CONSEQUENTIAL DAMAGES.....................................31

ARTICLE XII BORROWER AGREEMENTS AND FURTHER ASSURANCES.............................................31
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                                TABLE OF CONTENTS
                                   (continued)


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
         Section 12.01         PARTICIPATION AND SALE OF LOAN......................................31

         Section 12.02         REPLACEMENT OF NOTE.................................................31

         Section 12.03         BORROWER'S ESTOPPEL.................................................31

         Section 12.04         FURTHER ASSURANCES..................................................32

         Section 12.05         SUBROGATION.........................................................32

         Section 12.06         FUTURE ADVANCES.....................................................32

ARTICLE XIII SECURITY AGREEMENT....................................................................32

         Section 13.01         SECURITY AGREEMENT..................................................32

         Section 13.02         REPRESENTATIONS AND WARRANTIES......................................33

         Section 13.03         CHARACTERIZATION OF PROPERTY........................................33

         Section 13.04         PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS................33

ARTICLE XIV MISCELLANEOUS COVENANTS................................................................34

         Section 14.01         NO WAIVER...........................................................34

         Section 14.02         NOTICES.............................................................34

         Section 14.03         HEIRS AND ASSIGNS; TERMINOLOGY; CONSTRUCTION........................34

         Section 14.04         SEVERABILITY........................................................34

         Section 14.05         APPLICABLE LAW......................................................34

         Section 14.06         CAPTIONS............................................................35

         Section 14.07         TIME OF THE ESSENCE.................................................35

         Section 14.08         NO MERGER...........................................................35

         Section 14.09         NO MODIFICATIONS....................................................35

ARTICLE XV CROSS COLLATERALIZATION AND CROSS DEFAULT...............................................35

         Section 15.01         THE LOANS...........................................................35

         Section 15.02         CROSS DEFAULT.......................................................35

         Section 15.03         CROSS COLLATERALIZATION.............................................35

         Section 15.04         REMEDIES............................................................36

         Section 15.05         APPLICATION OF PROCEEDS.............................................36

         Section 15.06         WAIVER OF MARSHALING................................................37
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                 MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING
                            Gran Park at Jacksonville

                                  DEFINED TERMS



================================================================================================
EXECUTION DATE:  September 27, 2001
------------------------------------------------------------------------------------------------
NOTE: The promissory note dated as of the Execution Date made by Borrower to the order of Lender in the principal amount of Thirty-Six Million Two Hundred
Thirty-Eight Thousand and No/100 Dollars ($36,238,000.00)
------------------------------------------------------------------------------------------------


LENDER & ADDRESS:    Metropolitan Life Insurance Company, a New York corporation
                          200 Park Avenue, 12th Floor
                          New York, New York  10166
                          Attention:  Senior Vice President
                          Real Estate Investments

             and:         Metropolitan Life Insurance Company
                          2400 Lakeview Parkway, Suite 400
                          Alpharetta, GA 30004
                          Attention:  Mortgage Portfolio Services
------------------------------------------------------------------------------------------------

BORROWER & ADDRESS:       Flagler Development Company
                          10151 Deerwood Park Boulevard, Building 100, Suite 330
                          Jacksonville, Florida  32256
------------------------------------------------------------------------------------------------

LIABLE PARTIES & ADDRESS: Flagler Development Company
                          10151 Deerwood Park Boulevard, Building 100, Suite 330
                          Jacksonville, Florida  32256
------------------------------------------------------------------------------------------------

COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED:     Duval County, State of Florida
------------------------------------------------------------------------------------------------

USE:     Office Park/Warehouse
------------------------------------------------------------------------------------------------

INSURANCE FOR THE PROPERTY AND OTHER PROPERTIES (AS DEFINED HEREIN) IN THE AGGREGATE:

Commercial General Liability:   $2,000,000 primary coverage, plus $25,000,000 excess liability

All Risk Property (including Boiler and Machinery Coverage):  $87,000,000

Business Income:. $13,000,000
ADDRESS FOR INSURANCE NOTIFICATION:
      Metropolitan Life Insurance Company
      One Madison Avenue
      New York, New York 10010-3690
      Attn:  Risk Management Unit, Area:  3 D/E
------------------------------------------------------------------------------------------------

LOAN DOCUMENTS: The Note, this Mortgage and any other documents related to the
Note and/or this Mortgage including without limitation that certain Mortgage
Application (the "Application") executed and delivered by the Borrower to the
Lender, and accepted by the Lender as of September 13, 2001 (the "Acceptance
Date") and all renewals, amendments, modifications, restatements and extensions of these documents. Indemnity Agreement: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower and Liable Parties in favor of
Lender in connection with this Mortgage. The Indemnity Agreement is not a Loan
Document and shall survive repayment of the Loan or other termination of the
Loan Documents.
------------------------------------------------------------------------------------------------

APPROVAL: Unless a different standard is specifically set forth herein, whenever reference is made in this Mortgage to Lender's "Approval" or "Approved" by
Lender, such term means accepted or approved in writing by an officer of Lender using a standard of commercial reasonableness in good faith.
================================================================================================
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


         This MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this "Mortgage") is entered into as of the Execution Date by Borrower to Lender with reference to the following Recitals:

                                    RECITALS

         A. This Mortgage secures: (1) the payment of the indebtedness evidenced by the Note with interest at the rates set forth in the Note, together with all renewals, modifications, consolidations and extensions of the Note, all additional advances or fundings made by Lender, and any other amounts required to be paid by Borrower under any of the Loan Documents, (sometimes referred to as the "Loan"); (2) the Other Loans as identified and in the manner described in
ARTICLE XV hereof (collectively, with the Loan, the "Secured Indebtedness"); and
(3) the full performance by Borrower of all of the terms, covenants and obligations set forth in any of the Loan Documents.

         B. Borrower makes the following covenants and agreements for the benefit of Lender or any party designated by Lender, including any prospective purchaser of the Loan Documents or participant in the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as, "Lender").

NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower agrees as follows:

                                   ARTICLE I
                                GRANT OF SECURITY

Section 1.01 REAL PROPERTY GRANT. Borrower irrevocably sells, transfers, grants, conveys, assigns and warrants to Lender, its successors and assigns, all of Borrower's present and future estate, right, title and interest in and to the following which are collectively referred to as the "Real Property":

         (a) that certain real property located in the County and State which is more particularly described in EXHIBIT "A" attached to this Mortgage or any portion of the real property; all easements, rights-of-way, gaps, strips and gores of land; streets and alleys; sewers and water rights; privileges, licenses, tenements, and appurtenances appertaining to the real property, and the reversion(s), remainder(s), and claims of Borrower with respect to these items, and the benefits of any existing or future conditions, covenants and restrictions affecting the real property (collectively, the "Land");

         (b) all things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "Improvements");

         (c) all present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Land and/or
Improvements and all deposits made with respect to the Land and/or Improvements, including, but not limited to, any security given to utility companies by Borrower, any advance payment of real estate taxes or assessments, or insurance premiums made by Borrower and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or


                                      -2-

assessments, and all insurance proceeds payable to Borrower in connection with the Land and/or Improvements whether or not such insurance coverage is specifically required under the terms of this Mortgage ("Insurance Proceeds") (all of the items set forth in this paragraph are referred to collectively as "Rents and Profits");

         (d) all damages, payments and revenue of every kind that Borrower may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

         (e) all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Land and/or Improvements, and all causes of action and recoveries for any diminution in the value of the Land and/or Improvements;

         (f) all licenses, contracts (including all trackage and siding agreements), management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Land and/or Improvements but not relating to Borrower's operations or existence generally; and

         (g) all names by which the Land and/or Improvements may be operated or known, and all rights to carry on business under those names, and all trademarks, trade names (but excluding the name "Gran Park"), and goodwill relating solely to the Land and/or Improvements, but not relating to Borrower's operations or existence generally.

         TO HAVE AND TO HOLD the Real Property, unto Lender, its successors and assigns, forever subject to the terms, covenants and conditions of this Mortgage.

Section 1.02 PERSONAL PROPERTY GRANT. Borrower irrevocably sells, transfers, grants, conveys, assigns and warrants to Lender, its successors and assigns, a security interest in Borrower's interest in the following personal property which is collectively referred to as "Personal Property":

         (a) any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

         (b) all rights to the use of water, including water rights appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Borrower in common with others and all documents of membership in any owner's association or similar group;

         (c) all plans and specifications prepared for construction of the Improvements; and all contracts and agreements of Borrower relating to the plans and specifications or to the construction of the Improvements;

         (d) all equipment, machinery, fixtures, goods, accounts, general intangibles, documents, instruments and chattel paper relating solely to the Land and Improvements, but not relating to Borrower's operations or existence generally, and all substitutions, replacements of, and additions to, any of the these items;

         (e) all sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale; and

         (f) all proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including judgments, condemnation awards or otherwise).

         All of the Real Property and the Personal Property are collectively referred to as the "Property."

Section 1.03 CONDITIONS TO GRANT. If Borrower shall pay to Lender the Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Borrower shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Mortgage and all the rights granted by this Mortgage shall be released by Lender in accordance with the laws of the State.

                                   ARTICLE II
                               BORROWER COVENANTS

Section 2.01      DUE AUTHORIZATION, EXECUTION, AND DELIVERY.

         (a) Borrower represents and warrants that the execution of the Loan Documents and the Indemnity Agreement have been duly authorized and there is no provision in the organizational documents of Borrower requiring further consent for such action by any other entity or person.

         (b) Borrower represents and warrants that it is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

         (c) Borrower represents and warrants that the execution, delivery and performance of the Loan Documents will not result in Borrower's being in default under any provision of its organizational documents or of any mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

         (d) Borrower represents and warrants that the Loan Documents and the Indemnity Agreement have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower which are enforceable in accordance with their terms.

Section 2.02 PERFORMANCE BY BORROWER. Borrower shall pay the Secured Indebtedness to Lender and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

Section 2.03      WARRANTY OF TITLE.

         (a) Borrower warrants that it holds marketable and indefeasible fee simple absolute title to the Real Property, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those property specific exceptions to title recorded in the real estate records of the County and contained in Schedule B-1 of the title insurance policy or policies which have been Approved by Lender (the "Permitted Exceptions"). The Property is free from all delinquent taxes, assessments and mechanics' and construction liens.

         (b) Borrower further covenants to warrant and forever defend Lender from and against all persons claiming any interest in the Property, except with respect to the Permitted Exceptions.

Section 2.04      TAXES, LIENS AND OTHER CHARGES.

         (a) Unless otherwise deposited with Lender as provided in Section 2.05, Borrower shall pay all real estate and other taxes, assessments, water and sewer charges, and other licenses or permit fees, and all liens, fines, penalties and interest thereon, and other similar public and private claims which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "Imposition(s)"). The Impositions shall be paid not later than thirty (30) days before the dates on which the particular Imposition would become delinquent and Borrower shall produce to Lender receipts of the imposing authority, or other evidence reasonably satisfactory to Lender, evidencing the payment of the Imposition in full. If Borrower elects by appropriate legal action to contest any Imposition, Borrower shall first deposit cash with Lender as a reserve in an amount which Lender determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Borrower deposits this sum with Lender, Borrower shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Borrower shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies which have been deposited with Lender pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Borrower.

         (b) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Lender, at Lender's option, the Secured Indebtedness shall immediately become due and payable. Notwithstanding the preceding sentence, the Lender's election to accelerate the Loan shall not be effective if (1) Borrower is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) Borrower agrees in writing to pay or reimburse Lender in accordance with Section 11.06 for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

Section 2.05 ESCROW DEPOSITS. Without limiting the effect of Section 2.04 and Section 3.01, at any time after (i) an Event of Default under the Loan Documents or Indemnity Agreement has occurred (regardless of whether or not such default has been cured) or (ii) Flagler Development Company, a Florida corporation or its Affiliate (as defined in the Note) no longer owns the Property (whether or not resulting from an approved or Permitted Transfer, as defined herein), or (iii) such deposits are required in connection with the securitization or participation of the Loan, the Lender may, in Lender's sole and absolute discretion, thereafter require that Borrower shall pay to Lender monthly on the same date the monthly installment of principal and interest is payable under the Note, an amount equal to 1/12th of the amounts Lender reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the premiums for the insurance policies required under this Mortgage (collectively the "Premiums") until such time as Borrower has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Lender any additional amounts necessary to pay the Premiums and Impositions. Borrower will furnish to Lender bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Lender without any requirement to pay interest to Borrower on account of these funds. If an Event of Default occurs, Lender shall have the right, at its election, to apply any amounts held under this Section 2.05 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

Section 2.06      CARE AND USE OF THE PROPERTY.

         (a)      Borrower represents and warrants to Lender as follows:

                  (i) All authorizations, licenses and operating permits required to allow the Improvements to be operated by the Borrower for the Use have been obtained, paid for and are in full force and effect.

                  (ii) To the best of Borrower's knowledge, except as previously disclosed in writing to Lender, the Improvements and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Borrower shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Borrower shall furnish Lender, on request, reasonable evidence of continuing compliance with the Requirements if there is a material change in the Improvements or in the Use of the Property after the Execution Date. Borrower shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements.

                  (iii) To the best of Borrower's knowledge, except as previously disclosed in writing to Lender, Borrower has complied with (and no notices of violation have been received in connection with) all requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants and agreements by and between Borrower and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Borrower, at its sole cost and expense, shall keep the Property in good order, condition, and repair, and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property and the Improvements.

                  (iv) Borrower shall abstain from, and not permit, the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Lender.

                  (v) The zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by this Mortgage.

                  (vi) Construction of the Improvements on the Property is complete other than normal interior tenant improvements in the ordinary course of leasing the Property.

                  (vii) As of the Execution Date, the Property is in good repair and condition, free of any material damage.

         (b) Lender shall have the right, at any time and from time to time during normal business hours, and upon notice to the Borrower and accompanied by a representative of Borrower, to enter the Property in order to ascertain Borrower's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants. Borrower shall cooperate with Lender performing these inspections.

         (c) Borrower shall use, or cause to be used, the Property continuously for the Use, subject only to periodic tenant vacancies in the ordinary course of Borrower's business and interruption of use during periods of restoration due to casualty or condemnation. Borrower shall not use, or permit the use of, the Property for any other use other than the Use without the prior written consent of Lender.

         (d) Without the prior written consent of Lender, Borrower shall not (i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning or land use ordinances, or (iii) subject the Property to restrictive covenants.

Section 2.07 COLLATERAL SECURITY INSTRUMENTS. Borrower covenants and agrees that if Lender at any time holds additional security for any obligations secured by this Mortgage, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Mortgage. Lender may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Mortgage, and without waiving any breach or default of Borrower under this Mortgage or any other Loan Document.

Section 2.08      SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.

         (a) Borrower shall immediately notify Lender of the commencement, or receipt of notice, of any and all actions or proceedings or other material matter or claim affecting the Property and/or the interest of Lender under the Loan Documents (collectively, "Actions"). Borrower shall appear in and defend any Actions.

         (b) Lender shall have the right, at the cost and expense of Borrower, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Lender under the Loan Documents. Any money paid by Lender under this Section shall be reimbursed to Lender in accordance with Section 11.06 hereof.

Section 2.09 LIENS AND ENCUMBRANCES. Without the prior written consent of Lender, to be exercised in Lender's sole and absolute discretion, other than the Permitted Exceptions and the Leases, Borrower shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens (other than ad valorem tax liens or special assessment liens not yet delinquent) regardless of whether or not they are subordinate to the lien created by this Mortgage (collectively, "Liens and Encumbrances"). If any Liens and Encumbrances are recorded without Lender's prior written consent against the Property or any part of the Property, Borrower shall obtain a discharge and release of any Liens and Encumbrances within thirty (30) days after receipt of notice of their existence.

                                  ARTICLE III
                                    INSURANCE

Section 3.01      REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.

         (a) During the term of this Mortgage, Borrower at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Lender as to amounts, types of coverage and the companies underwriting these coverages. In no event shall such policies be terminated or otherwise allowed to lapse. Borrower shall be responsible for its own deductibles. Borrower shall also pay for any insurance, or any increase of policy limits, not described in this Mortgage which Borrower requires for its own protection or for compliance with government statutes. Borrower's insurance shall be primary and without contribution from any insurance procured by Lender. Insurance coverage may be provided pursuant to a blanket policy or policies maintained by Florida East Coast Industries, Inc. ("FECI"), covering FECI and all of its subsidiaries, including Flagler Development Company, as Borrower.

         Policies of insurance shall be delivered to Lender in accordance with the following requirements unless otherwise Approved in writing by the Lender:

                  (i) All Risk Property insurance on all Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (1) in an aggregate amount, for the Property and all Other Properties (as defined in ARTICLE XV hereof) not less than that required in the Defined Terms, with a waiver of depreciation and with a Replacement Cost Endorsement; (2) containing an agreed amount endorsement with respect to the Improvements waiving all co-insurance provisions; (3) providing for no deductible in excess of $100,000; and (4) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses.

                  (ii) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (1) to be on the so-called "occurrence" form as to the primary limits and on the "claims made with tail coverage" form as to excess liability limits, with a combined single limit of not less than the amount set forth in the Defined Terms; (2) to continue at not less than this limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (3) to cover at least the following hazards: (A) premises and operations; (B) products and completed operations on an "if any" basis; (C) independent contractors; (D) blanket contractual liability for all written and oral contracts; and (E) contractual liability covering the indemnities contained in this Mortgage to the extent available.

                  (iii) Business Income insurance in an amount not less the amount set forth in the Defined Terms. "Business Income" shall mean the sum of
(1) the total anticipated gross income from occupancy of the Property, (2) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Borrower, (3) the fair market rental value of any portion of the Property which is occupied by Borrower, and (4) any other amounts payable to Borrower or to any affiliate of Borrower pursuant to leases.

                  (iv) If Lender determines at any time that any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Borrower will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal

Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (1) the outstanding principal balance of the Loan or (2) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

                  (v) During the period of any construction or renovation or alteration of the Improvements, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount Approved by Lender including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State.

                  (vi) Workers' Compensation insurance, subject to the statutory limits of the State, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable).

                  (vii) Boiler & Machinery insurance (which may be included in the All Risk Property insurance policy provided under Subsection (a)(i) above) covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown.

                  (viii) Such other insurance as may from time to time be reasonably required by Lender against other insurable hazards, including, but not limited to, vandalism, sinkhole and mine subsidence, and insurance to cover environmental contamination of the Property.

         (b) Lender's interest must be clearly stated by endorsement in the insurance policies described in this Section 3.01 as follows:

                  (i)      The policies of insurance referenced in Subsections
(a)(i), (a)(iii), (a)(iv), (a)(v) and (a)(vii) of this Section 3.01 shall identify Lender under the New York Standard Mortgagee Clause (non-contributory) endorsement.

                  (ii) The insurance policy referenced in Section 3.01(a)(ii) shall name Lender as an additional insured.

                  (iii) All of the policies referred to in Section 3.01 shall provide for at least thirty (30) days' written notice to Lender in the event of policy cancellation and/or material change.

         (c) All the insurance companies must be authorized to do business in New York State and the State and be Approved by Lender. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in Section 12.01) issued with respect to this Loan which have been assigned a rating by a credit rating agency Approved by Lender (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Borrower shall deliver evidence satisfactory to Lender of payment of premiums due under the insurance policies.

         (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Lender upon request. If any policy is canceled before the Loan is satisfied, and Borrower fails to immediately procure replacement insurance, Lender reserves the right but shall not have the obligation immediately to procure replacement insurance at Borrower's cost.

         (e) Borrower shall be required during the term of the Loan to continue to provide Lender with original renewal policies or replacements of the insurance policies referenced in Section 3.01(a). Lender may accept Certificates of Insurance evidencing insurance policies referenced in Subsections (a)(ii),
(a)(iv), and (a)(vi) of this Section 3.01 instead of requiring the actual policies. Lender shall be provided with renewal Certificates of Insurance, or Binders, not less than fifteen (15) days prior to each expiration. The failure of Borrower to maintain the insurance required under this ARTICLE III shall not constitute a waiver of Borrower's obligation to fulfill these requirements.

         (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Lender's Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Lender.

Section 3.02 ADJUSTMENT OF CLAIMS. Borrower hereby authorizes and empowers Lender to use commercially reasonably efforts and to cooperate with Borrower to settle, adjust or compromise any claims for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction. Nevertheless, no final settlement, adjustment or compromise of any such claim shall be made by the Borrower without the Lender's written consent, which shall not be unreasonably withheld or delayed. Should an Event of Default have occurred and be continuing, the Lender shall be empowered to settle, adjust or compromise any such claim.

Section 3.03 ASSIGNMENT TO LENDER. In the event of the foreclosure of this Mortgage or other transfer of the title to the Property in extinguishment of the Loan, all right, title and interest of Borrower in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering the Property shall pass to the transferee of the Property, except to the extent such coverage is provided pursuant to a blanket policy or policies maintained by FECI covering FECI and all of its subsidiaries, including Flagler Development Company, as Borrower.

                                   ARTICLE IV
                           BOOKS, RECORDS AND ACCOUNTS

Section 4.01 BOOKS AND RECORDS. Borrower shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

         (a) quarterly certified rent rolls signed and dated by Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 5.02) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within thirty (30) days after the end of each fiscal quarter;

         (b) a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Borrower in the form required by Lender, and if available, any quarterly operating statement prepared by an independent certified public accountant, within thirty to sixty (30-60) days after the close of each fiscal quarter of Borrower;

         (c) an annual balance sheet and profit and loss statement of Borrower in the form required by Lender, prepared and certified by Borrower, as the case may be, and any audited financial statements prepared by or for FECI (and Borrower, should Borrower hereafter obtain audited financial statements) within ninety (90) days after the close of each fiscal year of Borrower and FECI, as the case may be; and

         (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

Section 4.02 PROPERTY REPORTS. Upon request from Lender or its representatives and designees, Borrower shall furnish in a timely manner to Lender a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits (including security deposits) received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower (or an officer, general partner, member or principal of Borrower if Borrower is not an individual) to be true and complete, but no more frequently than quarterly.

Section 4.03      ADDITIONAL MATTERS.

         (a) Borrower shall furnish Lender with such other additional financial or management information as may, from time to time, be reasonably required by Lender or the rating agencies in form and substance satisfactory to Lender or any applicable Rating Agency.

         (b) Borrower shall furnish Lender and its agents convenient facilities at the office where such books and records are located for the examination and audit of any such books and records.

         (c) Lender and its representatives shall have the right upon prior written notice to examine and audit, at any time, if an Event of Default has occurred and is continuing and otherwise on an annual basis, the records, books, management and other papers of Borrower which reflect upon Borrower's financial condition and/or the income, expenses and operations of the Property, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender shall have the right upon notice to make copies and extracts from the foregoing records and other papers.

                                   ARTICLE V
               LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01      BORROWER'S REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Lender as follows:

         (a) There are now in existence no leases or occupancy agreements affecting the Property except those leases and amendments listed on the Rent Roll delivered to the Lender as of the date hereof, and

Borrower has delivered to Lender true, correct and complete copies of all leases, including amendments (collectively, "Existing Leases") and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "Guaranties").

         (b) There are no defaults by Borrower under the Existing Leases and Guaranties and, to the best knowledge of Borrower, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties except as otherwise previously disclosed in writing to Lender. The Existing Leases and the Guaranties are in full force and effect.

         (c) To the best knowledge of Borrower, none of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding except as otherwise previously disclosed in writing to Lender.

         (d) Except as may be provided therein for specific purposes (e.g., a purchase option, lease relocation right, etc.) no Existing Leases may be amended, terminated or canceled unilaterally by a tenant and no tenant may be released from its obligations, except in the event of (i) material damage to, or destruction of, the Property or (ii) condemnation.

Section 5.02 ASSIGNMENT OF LEASES. In order to further secure payment of the Secured Indebtedness and the performance of Borrower's obligations under the Loan Documents, Borrower absolutely, presently and unconditionally grants, assigns and transfers to Lender all of Borrower's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties affecting the Property and (iii) the Rents and Profits. So long as no Event of Default exists, Borrower shall have a license to receive and use the Rents and Profits. This license shall be terminable at the sole option of Lender, without regard to the adequacy of its security under this Mortgage, upon written notice to Borrower, upon the occurrence of an Event of Default. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases."

Section 5.03      PERFORMANCE OF OBLIGATIONS.

         (a) Borrower shall perform all of its obligations under any and all Leases. If any of the acts described in this Section are done without the written consent of Lender, at the option of Lender, they shall be of no force or effect and shall constitute a default under this Mortgage.

         (b) Borrower agrees to furnish Lender executed copies of all Leases entered into after the Acceptance Date. Borrower shall not, without the express written consent of Lender, (i) hereafter enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to this Mortgage as EXHIBIT "B", or (ii) cancel or terminate any Leases except in the case of a default unless Borrower has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Leases in any material way or reduce the rent, or (iv) unless the tenants remain liable under the Leases, consent to an assignment of the tenant's interest or to a subletting of the demised premises under any Lease, or (v) accept payment of advance rents or security deposits in an amount in excess of one month's rent or (vi) enter into any options to purchase the Property.

Section 5.04 SUBORDINATE LEASES. Each Lease affecting the Property entered into after the Acceptance Date hereof shall be absolutely subordinate to the lien of this Mortgage and shall also contain a provision, satisfactory to Lender, to the effect that in the event of the judicial or non-judicial foreclosure of the Property, at the election of the acquiring foreclosure purchaser, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser.

Section 5.05 LEASING COMMISSIONS. Borrower covenants and agrees that all contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Lender and (ii) be subordinate to the lien of this Mortgage. Lender will be provided evidence of Borrower's compliance with this Section upon request.

                                   ARTICLE VI
                              ENVIRONMENTAL HAZARDS

Section 6.01 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents, warrants, covenants and agrees to and with Lender that (a) except as previously disclosed by the Borrower to the Lender or contained in an environmental site assessment of the Property provided to the Lender and approved by the Lender ("Borrower's Disclosures") (i) neither Borrower nor, to the best of Borrower's knowledge, after due inquiry, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials (as defined in Section 6.05) at, on, under, within or about the Property except in accordance with applicable Requirements of Environmental Laws (as defined in Section 6.06) and except as otherwise disclosed in writing to Lender by Borrower or contained in an environmental site assessment of the Property provided to Lender and Approved by Lender in writing and (ii) all operations or activities upon the Property, and any use or occupancy of the Property by Borrower are presently and shall in the future be in compliance with all Requirements of Environmental Laws (as defined in Section 6.06), (iii) Borrower does not know of, and has not received, any written or oral notice of other communication from any person or entity (including, without limitation, a governmental entity) relating to Hazardous Materials or Remedial Work pertaining thereto, of possible liability of any person or entity pursuant to any Requirements of Environmental Laws, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing, and (b) Borrower (i) will use best efforts to assure that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws, (ii) Borrower shall not do or authorize any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, and (iii) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property.

Section 6.02 REMEDIAL WORK. In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any Requirements of Environmental Laws, Borrower shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Borrower and Approved in advance in writing by Lender, and under the supervision of a consulting engineer, selected by Borrower and Approved in advance in writing by Lender. All costs and expenses of Remedial Work shall be paid by Borrower including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Lender's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Borrower shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, subject to the provisions of Section 11.05 and Section 11.06.

Section 6.03 ENVIRONMENTAL SITE ASSESSMENT. Lender shall have the right, at any time and from time to time, to undertake an environmental site assessment on the Property, including any testing that Lender may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws. Borrower shall cooperate fully with Lender and its consultants performing such assessments and tests. If Lender undertakes such assessments because Lender reasonably believes contamination has occurred, or if the assessment reveals contamination not previously known to Lender, the expense of such assessment shall be paid by the Borrower. Otherwise, any such assessment shall be at Lender's expense.

Section 6.04 UNSECURED OBLIGATIONS. No amounts which may become owing by Borrower to Lender under this ARTICLE VI or under any other provision of this Mortgage as a result of a breach of or violation of this ARTICLE VI shall be secured by this Mortgage. The obligations shall continue in full force and effect and any breach of this ARTICLE VI shall constitute an Event of Default. The lien of this Mortgage shall not secure (i) any obligations evidenced by or arising under the Indemnity Agreement ("Unsecured Obligations"), or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Mortgage but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Lender to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Mortgage following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

Section 6.05      HAZARDOUS MATERIALS.

"Hazardous Materials" shall include without limitation:

         (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws;

         (b) Those substances defined as "hazardous wastes" in Chapter 403 of the Florida Statutes and in the regulations promulgated pursuant to such laws;

         (c) Those chemicals regulated or prohibited under state or federal laws which are known to cause cancer or reproductive toxicity, as published pursuant to applicable state or federal statutes, if any (provided, however, that alcoholic beverages, tobacco products and FDA approved pharmaceutical and bio-products shall not be considered Hazardous Materials for purposes of this definition);

         (d) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

         (e) Any material, waste or substance which is (A) petroleum, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq.; (F) flammable explosives; or (G) radioactive materials; and

         (f) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations, except those excluded in Section 6.05(c) above.

Section 6.06 REQUIREMENTS OF ENVIRONMENTAL LAWS. "Requirements of Environmental Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or
(iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                  ARTICLE VII
                     CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01      BORROWER'S REPRESENTATIONS.

         Borrower represents and warrants as follows:

         (a) Except as expressly Approved by Lender in writing, no casualty or damage to any part of the Property which would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced.

         (b) No part of the Property has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor has Borrower received notice of any proposed condemnation or other similar proceeding affecting the Property.

         (c) There is no pending proceeding for the total or partial condemnation of the Property.

Section 7.02      RESTORATION.

         (a) Borrower shall give prompt written notice of any casualty to the Property to Lender whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Borrower covenants and agrees to commence and diligently pursue to completion the Restoration.

         (b) Borrower assigns to Lender all Insurance Proceeds which Borrower is entitled to receive in connection with a casualty whether or not such insurance is required under this Mortgage, and Lender shall apply such proceeds as provided herein. In the event of any damage to or destruction of the Property, and provided (i) an Event of Default does not currently exist, and
(ii) Lender has determined that (1) there has not been an Impairment of the Security (as defined in Section 7.02(c)), and (2) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "Restoration") can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and not resulting in an Impairment of Security as defined in Section 7.02(c) hereof, the Net Insurance Proceeds shall be applied to the Cost of Restoration in accordance with the terms of this Article. Lender shall hold and disburse the Insurance Proceeds less the cost, if any, to Lender of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Insurance Proceeds") to the Restoration.

         (c) For the purpose of this Article, "Impairment of Security" shall mean that, based upon Lender's commercially reasonable projections, twelve
(12) months after the date of the damage, destruction, condemnation or casualty,
(i) the ratio of the annual cash flow derived from the Property to the annual debt service for the Loan will be less than 1.40:1, as determined in accordance with GAAP, or (ii) the ratio of the remaining balance of the Loan to the value of the Property (which will be determined by Lender in Lender's sole discretion acting in good faith and which may, at Lender's sole discretion, be based on MAI appraisal) will be greater than the ratio resulting from dividing the outstanding principal balance of the Loan by the agreed value of the Property as of the Acceptance Date, as shown on Exhibit "B" to the Application, minus three percent (3%).

         (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article, Borrower shall comply with Lender's Requirements For Restoration as set forth in Section 7.04 below. Upon Borrower's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Lender shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Lender to Borrower.

         (e) In the event that the conditions for Restoration set forth in this Section have not been met, after notice to the Borrower and opportunity to cure as provided in Section 7.04(c) hereof, Lender may, at its option, apply the Net Insurance Proceeds to the reduction of the Loan and Lender may declare the Loan immediately due and payable. After payment in full of the Loan, so long as no other Event of Default has occurred and is continuing, any remaining Restoration Funds shall be paid to Borrower.

Section 7.03      CONDEMNATION.

         (a) If the Property or any part of the Property is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("Condemnation"), Lender shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("Condemnation Proceeds"), and Lender shall apply such proceeds as provided herein. At its option, Lender shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

         (b) Borrower assigns to Lender all Condemnation Proceeds which Borrower is entitled to receive and Lender shall apply such proceeds as provided herein. In the event of any Condemnation, and provided (i) an Event of Default does not currently exist, and (ii) Lender has determined that (1) there has not been an Impairment of the Security, and (2) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and not resulting in an Impairment of Security as defined in Section 7.02(e) hereof, then Borrower shall commence and diligently pursue to completion the Restoration. Lender shall hold and disburse the Condemnation Proceeds less the cost, if any, to Lender of recovering the Condemnation Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Condemnation Proceeds") to the Restoration. Notwithstanding the foregoing, if the Condemnation is of such a nature that no Restoration of the Property is required (e.g., a portion of the Property not improved with buildings or other improvements is taken for road widening purposes), then Lender may either apply the Net Condemnation Proceeds to reduction of the Loan or disburse the same to the Borrower without requiring any further action on the part of the Borrower, so long as no Event of Default has occurred and is continuing and no Impairment of Security has resulted from such taking.

         (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Borrower shall comply with Lender's Requirements For Restoration as set forth in Section 7.04 below. Upon Borrower's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Lender shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Lender to Borrower.

         (d) In the event that Restoration is required, the conditions for Restoration set forth in this Section have not been met, Lender may, at its option, after notice to the Borrower and opportunity to cure as provided in
Section 7.04(c) below, apply the Net Condemnation Proceeds to the reduction of the Loan and Lender may declare the Loan immediately due and payable. After payment in full of the Loan, so long as no other Event of Default hereunder has occurred and is continuing, any remaining Restoration Funds shall be paid to Borrower.

Section 7.04 REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed in a writing signed by Lender, the following are the Requirements For
Restoration:

         (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the "Work"), Borrower shall provide Lender for its review and written Approval (i) complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect satisfactory to Lender (the "Architect") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "Approved Plans and Specifications"); (ii) the amount of money which Lender reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the "Restoration Funds"); (iii) a building permit evidencing that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Lender (the "Contractor") in a form Approved by Lender in writing; and (v) if required by the Lender, a surety bond and/or guarantee of payment with respect to the completion of the Work. Any such bond or guarantee shall be satisfactory to Lender in form and amount and shall be signed by a surety or other entities who are reasonably acceptable to Lender. Lender shall provide Borrower with Lender's written Approval or disapproval of the foregoing items (i) within seven (7) business days after receipt thereof for Restoration contemplating a cost of $1,000,000 or less and (ii) within a reasonable time after receipt thereof for Restoration contemplating a cost greater than $1,000,000; if disapproved, Lender will specify the reasons for disapproval in writing.

         (b) Borrower shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Borrower shall have complied with the requirements of subsection (a) of this
Section 7.04. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Lender's discretion, waived, Lender shall disburse the Restoration Funds in increments to Borrower, from time to time as the Work progresses:

                  (i) Architect or a developer shall be in charge of the Work.

                  (ii) Lender shall disburse the Restoration Funds directly or through escrow with a title company selected by Borrower and Approved by Lender, upon not less than ten (10) days' prior written notice from Borrower to Lender and Borrower's delivery to Lender of (1) Borrower's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in a form satisfactory to Lender which states that (A) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements, (B) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and (C) when added to all sums previously paid by Lender, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (2) evidence satisfactory to Lender that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any (y) a title search or by other evidence satisfactory to Lender that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Lender's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions.

                  (iii)    The final Request for Payment shall be accompanied by
(1) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements, (2) a certificate from the Architect that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements, (3) evidence that the costs of the Restoration have been paid in full, and (4) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Lender's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions.

         (c) If (i) within sixty (60) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Borrower fails to submit to Lender and receive Lender's Approval of plans and specifications or fails to deposit with Lender the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are Approved by all such governmental authorities and Lender, Borrower fails to commence promptly or diligently continue to completion the Restoration, or (iii) Borrower becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then, in addition to all of the rights herein set forth and after thirty (30) days' written notice of the non-fulfillment of one or more of these conditions, Lender may apply the Restoration Funds to the reduction of the Loan, and at Lender's option and in its sole discretion, Lender may declare the Loan immediately due and payable together with the Prepayment Fee.

                                  ARTICLE VIII
                           REPRESENTATIONS OF BORROWER

Section 8.01      ERISA. Borrower hereby represents, warrants and agrees that:
(i) it is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "Plan"); (ii) Borrower's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; and
(iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets".

Section 8.02 NON-RELATIONSHIP. Neither Borrower nor any general partner, director, member or officer of Borrower nor, to Borrower's knowledge, any person who is a Borrower's Constituent (as defined in Section 8.03) is (i) a director or officer of Metropolitan Life Insurance Company ("MetLife"), (ii) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them, (iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (iv) a spouse of a director or officer of MetLife.

Section 8.03      NO ADVERSE CHANGE.

         Borrower represents and warrants that:

         (a) there has been no material adverse change from the conditions shown in the application submitted for the Loan by Borrower ("Application") or in the materials submitted in connection with the Application in the credit rating or financial condition of Borrower, or shareholders of Borrower or any entity which is a shareholder of Borrower, respectively as the case may be (collectively, "Borrower's Constituents").

         (b) Borrower has delivered to Lender true and correct copies of all Borrower's organizational documents and except as expressly Approved by Lender in writing, there have been no changes in Borrower's Constituents since the date that the Application was executed by Borrower.

         (c) Neither Borrower, nor any of the Borrower's Constituents, is a debtor in any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Borrower, no such proceeding is contemplated or threatened.

         (d) Borrower has received reasonably equivalent value for the granting of this Mortgage.

Section 8.04 FOREIGN INVESTOR. Neither Borrower nor any stockholder of Borrower is, and no legal or beneficial interest in a stockholder of Borrower is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of l986, as amended.

                                   ARTICLE IX
                            EXCULPATION AND LIABILITY

Section 9.01      LIABILITY OF BORROWER.

         (a) Upon the occurrence of an Event of Default, except as provided in this Section 9.01, Lender will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Lender to proceed against Borrower and/or the Liable Parties, if any, (i) to enforce any

Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or intentional waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Lender; (iv) following an Event of Default, to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Lender; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Lender acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with ARTICLE VI of this Mortgage pertaining to hazardous materials or the Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Section 11.06 and Section 11.07 of this Mortgage; and/or (viii) to recover actual damages arising from Borrower's failure to comply with Section 8.01 of this Mortgage pertaining to ERISA.

         (b) In addition to the foregoing exceptions to exculpation in subsection (a) above, to the extent that the Lender does not require deposits for the payment of Impositions or Premiums, as contemplated in Section 2.04 hereof, the Lender may proceed against the Borrower to recover the amount of all sums which were required to be paid by the Borrower for such purposes but which Borrower has failed to pay.

                                   ARTICLE X
                   CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01     TRANSFER OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION.

         (a) Limitations on Transfers. Except as otherwise permitted in this Section 10.01, Borrower shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any merger, reorganization, dissolution or other change in the ownership structure of Borrower (collectively, "TRANSFERS").

         (b) Permitted Transfers. The forgoing prohibitions on Transfers shall not be applicable to the following (the "PERMITTED TRANSFERS"): (i) Transfers as a result of the death of a natural person who is Borrower; (ii) Transfers in connection with estate planning by a natural person to a spouse, son or daughter or descendant of either, a stepson or stepdaughter or descendant of either; (iii) the granting of easements or similar interests to public or private utilities for the purpose of facilitating utility service to the Property; and (iv) any Transfer permitted under subsections 10.01(c), (d) or
(e), hereof, Transfers of Property accompanied by a release thereof from this Mortgage as permitted in Section 10.03 hereof, or any Transfer which occurs in connection with a Defeasance permitted under Section 10.02 hereof. As used herein, the terms "Other Loans" and "Other Properties" shall have the meanings attributed to such terms in ARTICLE XV hereof.

         (c) Two Time Transfer Right. Borrower shall have a one-time right to assign and transfer its obligations under the Loan to a third party in connection with a sale of the Property, and the Borrower's said transferee shall likewise have a one-time right to assign its obligations under the Loan to another third party transferee (Borrower's said transferee and such subsequent transferee are hereinafter sometimes called a "Transferee"), provided that each of the following conditions shall be satisfied, after giving effect to such
Transfer:

                  (i) Borrower or Borrower's Transferee, as applicable, is not then in default under this Mortgage, the Loan Documents or the Indemnity Agreement;

                  (ii) Lender has Approved the proposed Transferee, which Approval shall not be unreasonably withheld;

                  (iii) the proposed Transferee shall be able to make the ERISA representations set forth in the Loan Documents;

                  (iv) neither (1) the ratio of the annual cash flow derived from the Property to the annual debt service for the Loan, nor (2) the combined annual cash flow derived from the Other Properties to the combined annual debt service for the Other Loans, shall (x) in the case of the first transfer, be less than 1.40:1 and (y) in the case of the second transfer, be less than 1.45:1, all as determined in accordance with GAAP;

                  (v) The ratio of the remaining balance of the Loan to the value of the Property at the time of the Transfer (which will be determined by Lender at the time of the proposed Transfer in Lender's sole discretion acting in good faith and which may, at Lender's sole discretion, be based on an MAI appraisal) shall not be greater than the ratio resulting from dividing the outstanding principal balance of the Loan at the time of Transfer by the agreed value of the Property as of the Acceptance Date, as shown on Exhibit "B" to the Application, (1) minus three percent (3%) in the case of the first Transfer and
(2) minus an additional three percent (3%) in the case of the second Transfer;

                  (vi) the ratio of the total of the aggregate remaining balances of the Other Loans to the value of the Other Properties at the time of the Transfer (which will be determined by Lender at the time of the proposed transfer in Lender's sole discretion acting in good faith and which may, at Lender's sole discretion, be based on an MAI appraisal) shall not be greater than the ratio resulting from dividing such aggregate outstanding principal balances at the time of transfer by the combined agreed value of the Other Properties as of the Acceptance Date, as shown on Exhibit "B" to the Application, (1) minus three percent (3%) in the case of the first Transfer and
(2) minus an additional three percent (3%) in the case of the second Transfer;

                  (vii) Borrower shall pay to the Lender a fee equal to one percent (1%) of the outstanding principal balance of the Note at the time of the first Transfer and an additional fee equal to one and one half percent (1.5%) of the outstanding principal balance of the Note at the time of the second Transfer;

                  (viii) Borrower shall pay to the Lender a processing fee of $20,000 for each Transfer;

                  (ix) the proposed Transferee shall expressly assume the obligations of the Borrower under Loan Documents and the Indemnity Agreement in a manner satisfactory to Lender;

                  (x) the Transferee must have a net worth of at least $200 million;

                  (xi) the Transferee must be experienced in the ownership, management and leasing of properties similar to the Property;

                  (xii) Borrower or the Transferee shall pay all costs and expenses incurred by the Lender in connection with the Transfer, including title insurance premiums, documentation costs and reasonable attorneys' fees and the cost of any appraisal required by the Lender.

No Transfer permitted hereunder shall (1) in the case of the first Transfer release Borrower, and (2) in the case of the second Transfer, release the original Transferee, from such party's obligations under the Loan Documents or the Indemnity Agreement with respect to events arising or occurring prior to the date of such Transfer.

         (d) Additional Transfer Provisions. The Borrower shall have the following additional rights to make Transfers which shall not (except for subsection 10.01(d)(iv) below), require Lender's Approval nor constitute one of the Transfers permitted in subsection 10.01(c) above (an "Additional Permitted Transfer"):

                  (i) Transfers of Property. Provided the conditions set forth in subsection (d)(v) below are met, the Transfer of the Property and the Other Properties then owned by Borrower to any one entity in which Flagler Development Company, a Florida corporation, or Florida East Coast Industries, Inc., a Florida corporation, the parent of Borrower ("FECI"), shall own, directly or indirectly, at least fifty-one percent (51%) of the equity interest and retain management control shall be permitted without the necessity of obtaining Lender's consent. A processing fee of $10,000 for each Loan then outstanding shall be required.

                  (ii) Transfers of Ownership Interests in Borrower. Provided the conditions set forth in subsection (d)(v) below are met, the Transfer of ownership interests in Borrower to any entity in which Flagler Development Company or FECI shall own, directly or indirectly, at least fifty-one percent (51%) of the equity interest and retain management control shall be permitted without the necessity of obtaining Lender's consent. A processing fee of $10,000 will be required.

                  (iii) Merger of Flagler Development Company With a Publicly Held Entity. Provided the conditions set forth in subsection 10.01(d)(v) below are met, Flagler Development Company may merge with any publicly held entity without the consent of Lender. Any reference herein to "Flagler Development Company" shall mean Flagler Development Company or its successor pursuant to a merger. A processing fee of $25,000 shall be required.

                  (iv) Mergers of Flagler Development Company With a Privately Held Entity. Flagler Development Company may merge with a privately held entity, provided that a Transfer under this section will be treated as a Transfer referenced in subsection 10.01(c) above and shall be subject to the conditions stated therein. Any reference herein to "Flagler Development Company" shall mean Flagler Development Company or its successor pursuant to a merger.

                  (v) Conditions Applicable to Additional Transfer Provisions. The following conditions must be met in order for Borrower to effect the Transfers set forth in subsections 10.01(d)(i), (ii) and (iii) above without first obtaining Lender's consent (which consent can be granted or withheld in Lender's sole discretion acting in good faith):

                           (1)      there being no Event of Default under the
Loan Documents or Indemnity Agreement;

                           (2)      Borrower will have provided Lender with no
less than forty-five (45) days prior written notice of any such Transfer;

                           (3)      the management and day to day operations of
the Property shall not change as a result of such Transfer;

                           (4)      at the time of and after such Transfer or
merger, Flagler Development Company or its successor shall have a net worth of at least $200 million;

                           (5)      after such Transfer, Flagler Development
Company, a Florida corporation, or FECI, shall retain voting control;

                           (6)      with respect to any Transfer or merger
contemplated above, any new entity shall execute written agreements in favor of Lender whereby such entity shall expressly assume the obligations under the Loan Documents and the obligations of Borrower hereunder, and furthermore, Borrower shall not be released from its obligations under the Loan Documents and Indemnity Agreement;

                           (7)      Borrower shall pay any costs and expenses of
Lender in connection with such transfers or mergers, including attorneys' fees and expenses, title costs and title insurance premium and processing fees as set forth above; and the transferee or successor shall be able to make the ERISA representations set forth in the Loan Documents.

         (e) One Time Transfer of Ownership Interest. In the event of a transaction involving a Transfer of ownership interests in Borrower that does not meet the provisions of (d) above, Borrower or FECI shall have a one-time right to Transfer any or all of its ownership interest in Borrower, subject to Lender's Approval, provided that the following conditions shall be satisfied:

                  (i) Borrower is not then in default under the Loan Documents or the Indemnity Agreement;

                  (ii) The borrowing entity as newly composed shall be able to make the ERISA representations set forth in the Loan Documents;

                  (iii) the ratio of the combined annual cash flow derived from the Property and the Other Properties to the annual debt service for the Loan and Other Loans shall be no less than 1.40:1, as determined in accordance with GAAP;

                  (iv) the loan-to-value ratio of the aggregate outstanding principal balance of the Loan and Other Loans to the value of the Property and Other Properties at the time of the change in the borrowing entity (which will be determined by Lender at the time of the proposed change in the borrowing entity, in Lender's sole discretion acting in good faith and which may, at Lender's sole discretion, be based on an MAI appraisal) shall not be greater than the ratio resulting from dividing such aggregate outstanding principal balance at the time of transfer by the agreed value of the Property and Other Properties as of the Acceptance Date, as shown on Exhibit "B" to the Application, minus three percent (3%);

                  (v) Borrower shall pay to the Lender a fee equal to one percent (1%) of the aggregate outstanding principal balance of the Note and the Other Notes at the time of the change in the borrowing entity;

                  (vi) Borrower shall pay to the Lender a processing fee of $20,000;

                  (vii) the borrowing entity as newly composed shall expressly assume the Loan Documents and the Indemnity Agreement in a manner satisfactory to Lender;

                  (viii) the borrowing entity as newly composed must have a net worth of at least $200 million;

                  (ix) the borrowing entity as newly composed must be experienced in the ownership, management and leasing of properties similar to the Property and Other Properties;

                  (x) Borrower or the borrowing entity as newly composed shall pay all costs and expenses incurred by Lender in connection with the Transfer, including title insurance premiums, documentation costs and reasonable attorneys' fees and the cost of any appraisal required by Lender.

No Transfer of an ownership interest in Borrower permitted under subsections 10.01(d) or (e) hereof shall release Borrower from its obligations under the Loan Documents or the Indemnity Agreement with respect to events arising or occurring prior to the date of such Transfer.

A series of Transfers that are part of a common plan of reorganization, restructuring or change of ownership of Borrower provided such series of Transfers in completed within two (2) years will be considered a single Transfer for purposes of a Transfer permitted under this subsection 10.01(e).

Notwithstanding anything to the contrary contained in this Section 10.01, in the event that a Transfer is subject to the Approval of the Lender and the Lender does not give such approval, Borrower may either prepay the outstanding principal balance of the Loan, subject to payment of the applicable Prepayment Fee pursuant to the Note, or defease the Loan as provided in Section 10.02, at the option of the Lender, with forty-five (45) days prior written notice from the Borrower of Borrower's intent to make such Transfer.

Section 10.02 DEFEASANCE. (a) Should the Lender elect to require defeasance pursuant to Section 10.01, Borrower may obtain the release of the Property from the lien of the Mortgage upon the satisfaction of the following conditions precedent:

                  (i) not less than forty-five (45) days prior written notice to Lender specifying a regularly scheduled payment date (the "Release Date") on which the Defeasance Deposit (hereinafter defined) is to be made;

                  (ii) the payment to Lender of interest accrued and unpaid on the principal balance of the Note to and including the Release Date, and all other sums then due and payable under the Note, the Mortgage and the other Loan Documents;

                  (iii)    the payment to Lender of the Defeasance Deposit; and

                  (iv)     the delivery to Lender of:

                           (1)      a security agreement (the "Defeasance
Security Agreement") in form and substance satisfactory to Lender, creating a first priority lien on and a perfected security interest in the Defeasance Collateral Account (as hereinafter defined) and the U.S. Obligations (as hereinafter defined) and purchased on behalf of Borrower with the Defeasance Deposit in accordance with this provision of this Section;

                           (2)      a release of the Property from the lien of
the Mortgage (for execution by Lender) in a form acceptable to Lender and appropriate for the jurisdiction in which the Property is located;

                           (3)      a certificate from an officer of Borrower
certifying that the requirements set forth in this Section have been satisfied;

                           (4)      an opinion of counsel for Borrower in form
and substance and delivered by counsel satisfactory to Lender, stating, among other things, (x) that Lender has a perfected first priority security interest in the U.S. Obligations purchased by Lender on behalf of Borrower and the Defeasance Collateral Account, (y) that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms, and (z) if required by the applicable rating agencies, a non-consolidation opinion with respect to the Successor Borrower (as hereinafter defined);

                           (5)      evidence in writing from the applicable
Rating Agencies to the effect that such release will not result in a requalification reduction or withdrawal of any rating in effect immediately prior to such defeasance for any securities issued in connection with a Secondary Market Transaction;

                           (6)      such other certificates, opinions, documents
or instruments as Lender may reasonably request.

                  (v) Payment of all costs and expenses incurred in connection with the defeasance, including, without limitation, reasonable attorneys' fees.

         (b) In connection with the conditions set forth in clause (a)(iv) of this Section, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Release Date upon which interest and principal payments are required under the Note (including, without limitation, the amounts due on the Maturity Date) and in amounts equal to or greater than the scheduled payments due on such dates under the Note (the "Scheduled Defeasance Payments"). Borrower, pursuant to the Defeasance Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to Lender and applied to satisfy the obligations of Borrower under the Note. Borrower shall, at Lender's option, open an account Approved by Lender at an institution acceptable to Lender ("Defeasance Collateral Account"). The Defeasance Collateral Account shall contain only the U.S. Obligations and cash from interest and principal paid on the U.S. Obligations. All cash from interest and principal payments paid on the U.S. Obligations shall be paid over to Lender as Scheduled Defeasance Payments and applied first to accrued and unpaid interest and then to principal. Borrower shall cause the Eligible Institution at which the U.S. Obligations are deposited to enter into an agreement with Borrower and Lender, satisfactory to Lender in its discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the U.S. Obligations in accordance with this Section. Borrower shall be the owner of the Defeasance Collateral Account and shall report all income accrued on the U.S. Obligations for federal, state and local income tax purposes in its income tax return. Borrower shall prepay all costs and expenses associated with opening and maintaining the Defeasance Collateral Account. Lender shall not, in any way, be liable by reason of any insufficiency in the Defeasance Collateral Account.

         (c) Upon compliance with the requirements of this Section, the Property shall be released from the lien of the Mortgage and the pledged U.S. Obligations and the Defeasance Collateral Account together with any Other Properties encumbered by the Other Mortgages shall secure the Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by clause (a) above to satisfy Borrower's obligations under this Section shall be remitted to Borrower with the release of the Property from the lien of the Mortgage.

         (d) In connection with a defeasance under this Section, Borrower may, and at the request of Lender shall, establish or designate a successor entity (the "Successor Borrower") which shall be a single purpose bankruptcy remote entity Approved by Lender. Borrower shall transfer and assign all obligations, rights and duties under and to the Note together with the pledged U.S. Obligations to such Successor Borrower. Such Successor Borrower shall execute an assumption agreement in form and substance satisfactory to Lender in its sole discretion, pursuant to which such Successor Borrower shall assume Borrower's obligations under the Note and the Defeasance Security Agreement. As a condition to such assignment and assumption, Borrower shall (i) deliver to Lender an opinion of counsel in form and substance and delivered by counsel satisfactory to Lender, in its sole discretion, stating, among other things, that such assumption agreement is enforceable against Borrower and such Successor Borrower in accordance with its terms and that the Note, the Defeasance Security Agreement, and the other Loan Documents, as so assumed, are enforceable against such Successor Borrower in accordance with their respective terms, and (ii) pay all costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, the review of the proposed Successor Borrower and the preparation of the assumption agreement and related documentation). Borrower shall pay $1,000.00 to any such Successor Borrower as consideration for assuming the obligations under the Note and the Defeasance Security Agreement. No other assumption fee shall be payable upon a transfer of the Note in accordance with this Section.

         (e) For purposes of this Section, the following terms shall have the following meanings:

                  (i) The term "Defeasance Deposit" shall mean an amount equal to the remaining principal amount of the Note, the Yield Maintenance Premium (as hereinafter described), any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and any revenue, transfer, transaction, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or otherwise required to accomplish the agreements of this Section;

                  (ii) The term "Yield Maintenance Premium" shall mean the amount (if any) which, when added to the remaining principal amount of the Note, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments; and

                  (iii) The term "U.S. Obligations" shall mean direct, non-callable obligations of the United States of America.

Section 10.03 RELEASES AND SUBSTITUTIONS OF PROPERTY. Except as otherwise stated in this Section 10.03, Property may be released from the lien of the Mortgage (and other Loan Documents) only upon the following terms and conditions:

         (a) Partial Release of Collateral Option. Borrower will have the right and option (referred to as the "Partial Release of Collateral Option") to release in the aggregate, not more than four (4) individual Parcels (upon which the buildings described in Exhibit "A" to the Application are located) of the Property and Other Properties, combined, during the last four and one half (4 1/2) years of the Loan term, upon and subject to the following terms and conditions:

                  (i) Borrower will have the right or option to exercise the Partial Release of Collateral Option for an individual Parcel, and obtain a release of such Parcel (the "Release Parcel"), provided however, that in no event shall any such Partial Release be allowed: (1) if Borrower is in default under the Loan or an event has occurred which with the giving of notice or passage of time would constitute a default; or (2) prior to the end of the thirtieth (30th) Loan Month; or (3) if Borrower has not complied with each of the provisions of the Mortgage with respect to the remaining Parcels encumbered by the Mortgage (the "Unreleased Parcels") and with any required modification of the Loan Documents with respect to the Release Parcel; or (4) if the rent rolls, tenants, and terms of the Leases of the remaining Parcels are not satisfactory to Lender, in its sole discretion.

                  (ii) Borrower shall prepay the amount of principal on the Loan as is necessary to reduce the then outstanding aggregate principal balance of the Loan by 110% of the then current balance allocated to the Release Parcel (after applying principal payments on a pro rata basis to each Parcel based upon the Loan's 30-year amortization schedule) together with the applicable Prepayment Fee provided in the Note, upon sixty (60) days advance notice to Lender. The initial balance of the Loan to be allocated to the Release Parcel shall be as set forth in Exhibit B to the Application, under the column "Loan Amount," as applicable to such Release Parcel (the "Release Price").

In addition, the Unreleased Parcels shall be required to: (1) provide sufficient cash flow, such that the ratio of the annual combined cash flow of the Unreleased Parcels and the Other Properties to the annual combined debt service for the Loan and all of the Other Loans shall be at least 1.40:1 and (2) support a loan to value ratio at the time of the partial release (which will be determined by Lender at the time of the partial release in Lender's sole discretion acting in good faith and which may, at Lender's sole discretion, be based on an MAI appraisal) which is no greater than the ratio resulting from dividing the aggregate outstanding principal balances of the Loan (after application of the Release Price) and the Other Loans at the time of transfer, by the agreed combined value of the Unreleased Parcels and the Other Properties as of the Acceptance Date, as shown on Exhibit "B" to the Application, minus three percent (3%);.

                  (iii) Upon payment of the Release Price, the monthly principal and interest payments shall be recalculated as of the first day of the month immediately following such repayment so as to reflect a new payment based on the new outstanding principal balance of the Loan accruing interest at the Annual Interest Rate then being paid based upon the terms of the Note for the remaining portion of the amortization period.

                  (iv) No such partial release by Lender will affect any of Borrower's obligations as stated in the Loan Documents.

                  (v) Borrower shall pay to Lender all costs and expenses incurred by Lender in connection with any request for the release of the Release Parcel or in connection with any appraisal required by Lender pursuant to this subsection (a), including, without limitation, reasonable attorneys' fees and costs, recording costs and title insurance premiums. In addition, Borrower shall pay a $20,000 processing fee for each exercise of the Partial Release of Collateral Option.

         (b) Additional Release Provisions. Borrower will also have the right and option (referred to as the "Additional Release Option"), exercisable at any time in Borrower's discretion, to obtain a release of any Supplemental Parcel of the Property from the lien and encumbrance of the Mortgage (and other Loan Documents) without payment of a release price or fee, prepayment of any principal on the Loan, or any other consideration to Lender, except as otherwise set forth below, provided that the following conditions are satisfied in connection with the exercise of the Additional Release Option:

                  (i)      [intentionally deleted]

                  (ii) the release of the Supplemental Parcel(s) shall not violate any of the leases, any restrictive covenants on the remaining Property or adversely affect the zoning, easements, streets, access rights or use of the remaining portion of the Property considered as a unit without the Supplemental Parcel(s), and the remaining Property and the Supplemental Parcels being released are taxed as separate parcels;

                  (iii) Borrower shall have delivered to Lender a current boundary survey of the Supplemental Parcel(s) to be released, meeting the standards for surveys as required in the Application, and containing an accurate metes and bounds legal description of the Supplemental Parcel(s) to be released and, to the extent required by applicable law, a replat of the Unreleased Parcels establishing the boundaries of the Supplemental Parcel(s) located therein, the same being subject to Lender's Approval;

                  (iv) Borrower shall have obtained or granted such easements, rights-of-way and approvals, including zoning approvals and variances, if applicable, to permit the Supplemental Parcel(s) and the remaining Unreleased Parcels to be owned, developed and occupied for their intended purposes, respectively, and in compliance with applicable laws, regulations and governmental requirements, the same being subject to Lender's Approval.

                  (v) No such partial release by Lender will affect any of Borrower's obligations as stated in the Loan Documents, as to the remaining Parcels.

                  (vi) Lender agrees to cooperate reasonably with Borrower in connection with the Borrower's undertakings set forth in Sections 10.03 (b)
(iii) and (iv) above and agrees to the reconfiguration of certain lot lines therein to establish the Supplemental Parcels to be located therein, provided that such reconfiguration and replat is in full compliance with applicable laws, regulations and governmental requirements.

                  (vii) Borrower shall pay to Lender all costs and expenses incurred by Lender in connection with the exercise of the Additional Release Option, including, without limitation, reasonable attorneys' fees and costs, recording costs and title insurance premiums, if any. In addition, Borrower shall pay a $10,000 processing fee for each exercise of the Additional Release Option.

                  (viii) For purposes of the Additional Release Option, the term "Supplemental Parcel" shall mean all of Tract D except the Parcel subject to the existing Lease to Bombardier Capital, Inc. (the "Bombardier Parcel"), as presently improved by the Bombardier building and existing parking lots; provided, however, that the unimproved portion of the Bombardier Parcel and surplus existing parking areas located therein may be classified as Supplemental Parcels and released hereunder upon (i) an approved subdivision of the Bombardier Parcel to create a new building lot for development and (ii) either
(x) the release by Bombardier of any options or rights of first refusal with respect to such Supplemental Parcel; or (y) an appropriate recorded restriction thereof to reflect any continuing rights of Bombardier therein; or (z) the expiration of such options or rights in accordance with their terms.

         (c) Collateral Substitution. Borrower shall have the right from time to time to obtain the release of a Parcel or group of Parcels within a single office or office/industrial park (a "group") and to substitute for said Parcel or group a new parcel or group of parcels not then subject to the lien of the Mortgage ("New Property"), the value of which New Property must be equal to or greater than 110% of the initial value (as determined by Lender in Lender's sole discretion acting in good faith and which determination may, at Lender's sole discretion, be based on an MAI appraisal) of the Parcel(s) to be replaced subject to the following: (i) Borrower is not in default under the Loan or an event has not occurred which with the giving of notice or passage of time would constitute a default, (ii) with respect to the Property and the Other Properties combined, substitution is limited to no more than one transaction involving a Parcel or group of Parcels per year, and to no more than two (2) transactions involving a Parcel or group of Parcels and in no event more than four (4) Parcels over the term of the Loan, (iii) the Parcel(s) to be replaced shall be limited to the original Parcel(s) encumbered by this Mortgage and the Other Mortgages, respectively, (iv) the New Property is acceptable to Lender in its sole discretion acting in good faith and (v) Borrower and any other Liable Parties have complied with each of the provisions of the Loan Documents and Indemnity Agreement. Lender shall have the right to charge a processing fee for the substitution of each New Property, which processing fee shall be $20,000 per transaction. Borrower shall also pay to Lender all costs and expenses incurred by Lender in connection with any request for the collateral substitution or in connection with any appraisal required by Lender pursuant to this subsection 10.03(c), including, without limitation, reasonable attorneys' fees and costs, recording costs and title insurance premiums. In addition, the Property, including the New Property, shall be required to: (1) provide sufficient cash flow such that the ratio of the annual cash flow from the Property (following the substitution of the New Property) to the annual debt service for the Loan is at least 1.40:1, and (2) support a loan to value ratio based on the value of the Property less the value of the Parcel(s) to be replaced and including the value of the New Property being substituted (which will be determined by Lender at the time of the collateral substitution in Lender's sole discretion acting in good faith and which may, at Lender's sole discretion, be based on an MAI appraisal) which is not greater than the ratio resulting from dividing the outstanding principal balance of the Loan at the time of transfer by the agreed value of the Property as of the Acceptance Date as shown on Exhibit "B" to the Application, minus three percent (3%).

Borrower acknowledges and agrees that Lender's right to accept or reject any New Property shall be exercisable in Lender's sole discretion acting in good faith. Without limiting the basis for Lender's rejection in good faith of a proposed collateral substitution, Lender shall be deemed to have exercised its sole discretion in good faith if it rejects a proposed collateral substitution based on any of the following criteria: value, environmental condition, market, location, product type, governmental restrictions, or condition of improvements or the rent rolls, tenants, and terms of the leases of tenants remaining after the substitution of the New Property. Borrower further acknowledges and agrees that Lender's right is a material inducement to Lender's agreeing to this collateral substitution provision, and but for Borrower's agreement that Lender may accept or reject any New Property Lender would not agree to provide this collateral substitution provision.

Section 10.04 PROHIBITION ON SUBORDINATE FINANCING. Borrower shall not incur or permit the incurring of (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (ii) any pledge or encumbrance of any beneficial interest in Borrower.

Section 10.05     [INTENTIONALLY DELETED]

Section 10.06 STATEMENTS REGARDING OWNERSHIP. Borrower agrees to submit or cause to be submitted to Lender within thirty (30) days after December 3lst of each calendar year during the term of this Mortgage and ten (10) days after any written request by Lender, a sworn, notarized certificate, signed by an authorized officer of Borrower, stating whether (i) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; or (ii) any conveyance, transfer, pledge or encumbrance of any interest in Borrower has been made by Borrower and if so, to whom.

                                   ARTICLE XI
                              DEFAULTS AND REMEDIES

Section 11.01 EVENTS OF DEFAULT. Any of the following shall be deemed to be a material breach of Borrower's covenants in this Mortgage and shall constitute a default ("Event of Default"):

         (a) The failure of Borrower to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Lender or otherwise, within seven (7) days of the due date of such payment;

         (b) The failure of Borrower to perform or observe any other term, provision, covenant, condition or agreement under this Mortgage, the Note or any other Loan Documents evidencing or securing the Loan for a period of more than thirty (30) days after receipt by the Borrower of notice of such failure;

         (c) The filing by Borrower or one of the Liable Parties (an "Insolvent Entity") of a voluntary petition or application for relief in bankruptcy, the filing against an Insolvent Entity of an involuntary petition or application for relief in bankruptcy which is not dismissed within sixty (60) days, or an Insolvent Entity's adjudication as a bankrupt or insolvent, or the filing by an Insolvent Entity of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or an Insolvent Entity's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of an Insolvent Entity or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making by an Insolvent Entity of any general assignment for the benefit of creditors, or the admission in writing by an Insolvent Entity of its inability to pay its debts generally as they become due;

         (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Borrower, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading;

         (e) If Borrower shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (i) impair Borrower's title to the Property, (ii) create rights of adverse use or possession, or (iii) constitute an implied dedication of any part of the Property and such act or omission is not cured within thirty (30) days after receipt of written notice thereof by the Borrower; or

         (f) An Event of Default occurs under any of the "Other Loan Documents " (as defined in Section 15.01 hereof) and is not cured as provided therein.

Section 11.02 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default, the Secured Indebtedness shall, at the option of Lender, become immediately due and payable, without further notice or demand (except to the extent provided in Section 11.01 above), and Lender may undertake any one or more of the following remedies:

         (a) Foreclosure. Institute a foreclosure action in accordance with the law of the State, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. In the case of a judicial proceeding, Lender may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Lender is the purchaser at the foreclosure sale of the Property, the foreclosure sale price shall be applied against the total amount due Lender; and/or

         (b) Other. Take such action and exercise such rights and remedies, procedural and substantive, as may be allowable now or in the future by statutory or case law, or in equity.

         (c) Entry. Enter into possession of the Property, lease the Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Lender, in Lender's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

         (d) Receivership. Have a receiver appointed to enter into possession of the Property, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Lender shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Borrower or any of the Liable Parties. Borrower and Liable Parties shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Lender or any receiver shall not affect or cure any Event of Default.

Section 11.03 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the Property pursuant to Section 11.02 of this Mortgage, to the extent permitted by law, the Lender shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

Section 11.04 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING AND/OR HEARING ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THE NOTE, THIS MORTGAGE OR ANY OF THE LOAN DOCUMENTS, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION. NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. EACH PARTY HAS RECEIVED THE ADVICE OF COUNSEL WITH RESPECT TO THIS WAIVER.

Section 11.05 LENDER'S RIGHT TO PERFORM BORROWER'S OBLIGATIONS. Borrower agrees that, if Borrower fails to perform any act or to pay any money which Borrower is required to perform or pay under the Loan Documents, Lender may make the payment or perform the act at the cost and expense of Borrower and in Borrower's name or in its own name. Any money paid by Lender under this Section
11.05 shall be reimbursed to Lender in accordance with Section 11.06.

Section 11.06 LENDER REIMBURSEMENT. All payments made, or funds expended or advanced by Lender pursuant to the provisions of any Loan Document, shall (i) become a part of the Secured Indebtedness,

(ii) bear interest at the Interest Rate (as defined in the Note) from the date such payments are made or funds expended or advanced, (iii) become due and payable by Borrower upon demand by Lender, and (iv) bear interest at the Default Rate (as defined in the Note) from the date of such demand. Borrower shall reimburse Lender within ten (10) days after receipt of written demand for such amounts.

Section 11.07 FEES AND EXPENSES. If Lender becomes a party (by intervention or otherwise) to any action or proceeding affecting, directly or indirectly, Borrower, the Property or the title thereto or Lender's interest under this Mortgage, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Borrower shall reimburse Lender in accordance with Section 11.06 for all expenses, costs, charges and legal fees incurred by Lender (including, without limitation, the fees and expenses of experts and consultants), whether or not suit is commenced.

Section 11.08 WAIVER OF CONSEQUENTIAL DAMAGES. Borrower covenants and agrees that in no event shall Lender be liable for consequential damages, and to the fullest extent permitted by law, Borrower expressly waives all existing and future claims that it may have against Lender for consequential damages.

                                  ARTICLE XII
                   BORROWER AGREEMENTS AND FURTHER ASSURANCES

Section 12.01     PARTICIPATION AND SALE OF LOAN.

         (a) Lender may sell, transfer or assign its entire interest or one or more participation interests in the Loan and the Loan Documents at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Lender may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities") provided that any such action shall not be at the Borrower's cost or expense. Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Secured Indebtedness and to Borrower or any Liable Parties and the Property, whether furnished by Borrower, any Liable Parties or otherwise, as Lender determines necessary or desirable.

         (b) At Lender's cost and expense, Borrower will cooperate with Lender and the rating agencies in furnishing such information and providing such other assistance, reports and legal opinions as Lender may reasonably request in connection with any such transaction. In addition, Borrower acknowledges that Lender may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Lender's possession or which Lender is entitled to receive under the Loan Documents, with respect to the Loan, Borrower, Liable Parties or the Property. Borrower shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower or any Liable Parties as may be requested by Lender, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.

Section 12.02 REPLACEMENT OF NOTE. Upon notice to Borrower of the loss, theft, destruction or mutilation of the Note, Borrower will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to the Note and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall refer to the replacement note.

Section 12.03 BORROWER'S ESTOPPEL. Within ten (10) days after a request by Lender, Borrower shall furnish an acknowledged written statement in form satisfactory to Lender (i) setting forth the amount of the Secured Indebtedness,
(ii) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Lender may reasonably request. If Borrower does not furnish an estoppel certificate within the 10-day period, Borrower appoints Lender as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

Section 12.04 FURTHER ASSURANCES. Borrower shall, without expense to Lender, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Lender shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Lender the Property and rights conveyed or assigned by this Mortgage or which Borrower may become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Mortgage. If Borrower fails to comply with the terms of this Section, Lender may, at Borrower's expense, perform Borrower's obligations for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender as its attorney-in-fact to do so. The appointment of Lender as attorney-in-fact is coupled with an interest.

Section 12.05 SUBROGATION. Lender shall be subrogated to the lien of any and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.

Section 12.06 FUTURE ADVANCES. This mortgage shall secure any additional loans as well as any and all present or future advances and readvances made by Lender to or for the benefit of Borrower or the Property within twenty (20) years from the date hereof (whether such advances are obligatory or are made at the option of Lender or otherwise), including, without limitation: (i) principal, interest, late charges, fees and other amounts due under this Mortgage; (ii) all advances by Lender to Borrower or any other person to pay costs of erection, construction, alteration, repair, restoration, maintenance and completion of any improvements on the Real Property; (iii) all advances made or costs incurred by Lender for the payment of real estate taxes, assessments or other governmental charges, maintenance charges, insurance premiums, appraisal charges, environmental inspection, audit, testing or compliance costs, and costs incurred by Lender for the enforcement and protection of the Property or the lien of this Mortgage; and (iv) all legal fees, costs and other expenses incurred by Lender by reason of any default or otherwise in connection with the Secured Indebtedness. The amount that may be so secured may decrease to a zero amount from time to time, or may increase from time to time, but the total amount of such secured indebtedness shall not exceed at any one time a maximum principal amount equal to double the aggregate face amount of the Note and the Other Notes, plus interest, and any advances or disbursements made for the benefit or protection of or the payment of taxes, assessments, levies or insurance upon the Property with interest on such disbursements as provided herein.

                                  ARTICLE XIII
                               SECURITY AGREEMENT

Section 13.01     SECURITY AGREEMENT.

         THIS MORTGAGE CREATES A LIEN ON THE PROPERTY. IN ADDITION, TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY OR FIXTURES UNDER APPLICABLE LAW, THIS MORTGAGE CONSTITUTES A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE PROPERTY IS LOCATED (THE "U.C.C.") AND ANY OTHER APPLICABLE LAW AND IS FILED AS A FIXTURE FILING. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, LENDER MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR LENDER MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH LENDER'S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS MORTGAGE. THIS FINANCING STATEMENT SHALL REMAIN IN EFFECT AS A FIXTURE FILING UNTIL THIS MORTGAGE IS RELEASED OR SATISFIED OF RECORD.

Section 13.02     REPRESENTATIONS AND WARRANTIES.

         Borrower warrants, represents and covenants as follows:

         (a) Borrower owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly Approved by Lender in writing. Borrower will notify Lender of all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

         (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Borrower's business.

         (c) Borrower will not remove the Personal Property without the prior written consent of Lender, except the items of Personal Property which are consumed or worn out in ordinary usage shall be promptly replaced by Borrower with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

Section 13.03 CHARACTERIZATION OF PROPERTY. The grant of a security interest to Lender in this Mortgage shall not be construed to limit or impair the lien of this Mortgage or the rights of Lender with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

Section 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is understood and agreed that in order to protect Lender from the effect of U.C.C.
Section 9-313, as amended from time to time and as enacted in the State, in the event that Borrower intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

         (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Borrower shall obtain the prior written Approval of Lender. All requests for such written Approval shall be in writing and contain the following information: (i) a description of the fixtures; (ii) the address at which the fixtures will be located; and (iii) the name and address of the proposed holder and proposed amount of the security interest.

         (b) Borrower shall pay all sums and perform all obligations secured by the security agreement. A default by Borrower under the security agreement shall constitute a default under this Mortgage. If Borrower fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Lender, at its option, may pay the secured amount and Lender shall be subrogated to the rights of the holder of the purchase money security interest.

         (c) Lender shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

         (d)      The provisions of subparagraphs (b) and (c) of this Section
13.04 shall not apply if the goods which may become fixtures are of at least equivalent value and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Mortgage in a manner satisfactory to Lender.

                                  ARTICLE XIV
                             MISCELLANEOUS COVENANTS

Section 14.01 NO WAIVER. No single or partial exercise by Lender, or delay or omission in the exercise by Lender, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Lender shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

Section 14.02 NOTICES. All notices, demands and requests given or required to be given by, pursuant to, or relating to, this Mortgage shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

Section 14.03     HEIRS AND ASSIGNS; TERMINOLOGY; CONSTRUCTION.

         (a) This Mortgage applies to Lender, Liable Parties and Borrower, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Borrower" shall include both the original Borrower and any subsequent owner or owners of any of the Property. The term "Liable Parties" shall include both the original Liable Parties and any subsequent or substituted Liable Parties.

         (b) In this Mortgage, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

         (c) To the extent that any provision of this Mortgage contradicts or is inconsistent with any provision of the Application, the applicable provisions of this Mortgage will govern and be controlling.

Section 14.04 SEVERABILITY. If any provision of this Mortgage should be held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Mortgage except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Lender may, at its option, declare the Secured Indebtedness immediately due and payable.

Section 14.05 APPLICABLE LAW. This Mortgage shall be construed and enforced in accordance with the laws of the State of Florida.

Section 14.06 CAPTIONS. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Mortgage.

Section 14.07 TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Borrower's obligations under this Mortgage and the other Loan Documents.

Section 14.08 NO MERGER. In the event that Lender should become the owner of the Property, there shall be no merger of the estate created by this Mortgage with the fee estate in the Property.

Section 14.09 NO MODIFICATIONS. This Mortgage may not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by Borrower and Lender.

                                   ARTICLE XV
                    CROSS COLLATERALIZATION AND CROSS DEFAULT

Section 15.01 THE LOANS. The Borrower has this date obtained an additional loan from the Lender in the principal amount of $40,124,000.00, and Gran Central-Deerwood North, LLC, a Delaware limited liability company of which the Borrower is the sole member (the "Co-Borrower"), has obtained a loan from the Lender in the principal amount of $10,638,000.00 (collectively, the "Other Loans"), each of which is evidenced by a separate note (the "Other Notes"), and each of which is secured by a separate mortgage (collectively, the "Other Mortgages," and individually, the "Gran Park at SouthPark Mortgage" and the "Gran Park at Deerwood North Mortgage") upon certain real property owned by the Borrower and Co-Borrower, respectively, in Orange and Duval Counties, Florida. The Gran Park at Deerwood North Mortgage and the Gran Park at SouthPark Mortgage, respectively, encumber certain real property and improvements thereon commonly referred to as "Gran Park at Deerwood North" and "Gran Park at SouthPark" (collectively, the Other Properties, and together with the Property encumbered hereby, the "Properties"). (Collectively, the Other Notes, the Other Mortgages and other loan documents executed by the Borrower and Co-Borrower, respectively, to evidence or secure the Other Loans are called the "Other Loan Documents.") The Loan and the Other Loans are sometimes collectively called the "Loans"; the Note and the Other Notes are sometimes collectively called the "Notes"; this Mortgage and the Other Mortgages are sometimes called the "Mortgages". Borrower knowingly and intentionally waives any claims or defenses it may have, pursuant to any of the Loans, the Notes, the Mortgages, the Loan Documents or the Other Loan Documents, related to, arising from or growing out of the cross default and cross collateral described or anticipated in this
ARTICLE XV.

Section 15.02 CROSS DEFAULT. Upon the occurrence and continuance of an Event of Default under this Mortgage, Lender may declare all of the principal, interest and other sums which may be outstanding under the Note and with respect to the Other Loans (collectively, the "Indebtedness") to be immediately due and payable without further demand, and Lender may exercise any and all rights and remedies provided in any of this Mortgage, any of the Other Notes, the Other Mortgages, the Other Loan Documents, or any of them. An Event of Default in this Mortgage shall be deemed an Event of Default under each of the Other Mortgages; an Event of Default under any or all of the Other Mortgages, shall be deemed an Event of Default in this Mortgage. All notice and cure periods, if any, in any of the Loan Documents and the Unsecured Indemnities, as to all of the Loans, shall run concurrently, and no additional notices need be given, and no cure periods need to expire, for an Event of Default under any of the Other Mortgages, to be an Event of Default under this Mortgage.

Section 15.03 CROSS COLLATERALIZATION. The Other Mortgages shall also secure the Note. This Mortgage shall secure each of the Loans. It is intended by the parties that, by virtue of the foregoing, the Loan Documents and the Other Loan Documents shall secure to Lender the payment of the Indebtedness and the performance of the covenants and agreements set forth in all of the Loan Documents and the Other Loan Documents (collectively, the "Obligations"), and that all of which shall be secured to Lender by this Mortgage without apportionment or allocation of any part or portion of the Property and without apportionment or allocation of any part or portion of the Properties. Documentary Stamps and Intangible Taxes for each of the Mortgages and the Notes which they secure are paid in full, payment being made at time of recording of each of this Mortgage and the Other Mortgages, as to the amount of the applicable Note which is shown in the "Defined Terms" portion of the applicable mortgage.

Section 15.04 REMEDIES. In addition to the rights and remedies provided to Lender elsewhere in this Mortgage, upon the breach of any covenant or agreement of this Mortgage, the Loan Documents, or the Unsecured Indemnities beyond any applicable notice and cure period, Lender shall be allowed to enforce the payment of the Indebtedness and performance of the Obligations, and to exercise all of the rights, remedies and powers provided under this Mortgage or any of the Loan Documents, or the Unsecured Indemnities, or any of them, or under any provision of law, in one or more proceedings, whether contemporaneous, consecutive or both, to be determined by Lender in its sole and absolute discretion. Lender may enforce its rights against any one or more parcels of the Properties in such order and manner as Lender may elect in its sole and absolute discretion. The enforcement of this Mortgage, or any of the Loan Documents, the Other Loan Documents, against any of the obligors thereunder or the Properties, or otherwise, whether by court action or otherwise, shall not constitute an election of remedies, and shall not prejudice or in any way limit or preclude the enforcement of this Mortgage, the Loan Documents, the Other Loan Documents, or Unsecured Indemnities, or any of them, through one or more additional proceedings. No judgment obtained by Lender in any one or more enforcement proceedings shall merge the Obligations secured hereby into such judgment, and all of such Obligations which shall remain unpaid shall be a continuing obligation of Borrower, subject to the provisions of Section 9.01 hereof. This Mortgage shall secure to Lender the repayment of any amount which Borrower may owe to Lender, including without limitation the amount of any judgment, together with any interest thereon, which may be rendered in connection with the enforcement of the Notes or any of the Loan Documents, the Other Loan Documents, or the Unsecured Indemnities. Borrower waives and relinquishes any and all rights it may have, whether at law or equity, to require Lender to proceed to enforce or exercise any rights, powers or remedies Lender may have under this Mortgage, the Loan Documents, the Other Loan Documents, or the Unsecured Indemnities in any particular manner or order, or in any particular county. Lender may bring any action or proceeding, including without limitation foreclosure through judicial proceedings, and such proceeding may relate to all or any part of the Properties without regard to the fact that any one or more prior or contemporaneous proceedings have been commended elsewhere with respect to the same or any other part of the Properties. In addition, the Borrower acknowledges and agrees that because each of the Mortgages secures all of the Loans, should the Lender, after the occurrence of an Event of Default, elect to commence foreclosure proceedings under this Mortgage and one or more of the Other Mortgages encumbering Properties located in another county, the Mortgages being foreclosed shall, at the option of the Lender, be treated as a single mortgage within the meaning of Section 702.04, Florida Statutes and such foreclosures may be filed in either Duval County or Orange County, Florida. Borrower hereby consents to the consolidation of any separately filed foreclosure actions before a single tribunal in one of the two said counties.

Section 15.05 APPLICATION OF PROCEEDS. In the event of the enforcement or foreclosure of this Mortgage, the proceeds shall be applied first to the repayment of the indebtedness relating to the Note in the manner and in the order set forth in Section 11.03 of this Mortgage. If Lender forecloses against some but not all of the Properties, the proceeds of any resulting foreclosure shall be applied prorata against the Loans described in the "Defined Terms" portion of the Mortgages that are the subject matter of such foreclosures on the basis of the then-outstanding principal balance of such Loans. Any funds thereafter remaining shall be applied to the payment of the Indebtedness relating to the other Loans in such order as Lender may determine.

Section 15.06 WAIVER OF MARSHALING. Lender shall have the right to determine the order in which any or all of the Properties shall be subjected to the remedies provided in this Mortgage, any of the Loan Documents, the Other Loan Documents, or the Unsecured Indemnities or applicable law. Lender shall have the right to determine the order in which any of the Indebtedness is satisfied from the proceeds realized upon the exercise or such remedies. Borrower and any party who now has or may in the future have a security or other interest in any of the Properties, waive any and all rights to require the marshaling of assets or to require that any of the Properties be sold in the inverse order of alienation, or that any of the Properties be sold in parcels, or as an entirety, or in any combination, in connection with the exercise or any of the remedies permitted by applicable law, this Mortgage, any of the Loan Documents, Other Loan Documents, or Unsecured Indemnities.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, Borrower has executed this Mortgage, or has caused this Mortgage to be executed by its duly authorized representative(s) as of the Execution Date.

Signed, sealed and delivered                                       BORROWER:
In the presence of:


/s/ K. Christine Wilmoth                FLAGLER DEVELOPMENT COMPANY,
----------------------------------      a Florida corporation
Witness
Print Name: K. Christine Wilmoth        By: /s/ G. John Carey
            ----------------------      --------------------------
                                        Name: G. John Carey
                                        Title:  Its President

/s/ Karl B. Hanson III
----------------------------------
Witness
Print Name: Karl B. Hanson III          Address of Borrower:
            ----------------------

                                        10151 Deerwood Park Boulevard
                                        Building 100, Suite 300
                                        Jacksonville, FL  32256



STATE OF FLORIDA

COUNTY OF Duval
          -----

         The foregoing instrument was acknowledged before me this 25th day of September, 2001 by G. John Carey, as President of Flagler Development Company, a Florida corporation, on behalf of said corporation. He is personally known to me or has produced ____________________ as identification.

                              Notary:  /s/ K. Christine Wilmoth
                                       -----------------------------------------
[NOTARIAL SEAL]               Print Name:
                                         ---------------------------------------
                              Notary Public-State of Florida
                              My commission expires:
                                                     ---------------------------
                              Commission Number:
                                                 -------------------------------

                                   EXHIBIT A


TRACTS D AND C (LESS AND EXCEPT THE PROPERTY DESCRIBED IN SPECIAL WARRANTY DEED RECORDED IN O.R. BOOK 8656, PAGE 1016), GRAN PARK AT JACKSONVILLE UNIT ONE, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 51, PAGES 13, 13A THROUGH 13L, OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

                                   EXHIBIT "B"



               TO MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

                               LEASING GUIDELINES

"Leasing Guidelines" shall mean the guidelines approved in writing by Lender, from time to time, with respect to the leasing of the Property. The following are the initial Leasing Guidelines:

         (a) All Leases hereafter entered into by the Borrower shall be on the standard form of lease Approved by Lender in writing with such modification as Borrower may deem appropriate in its reasonable judgment; provided, however that any Material Modification of the approved Lease form shall require the prior written consent of Lender. For purposes of the foregoing, "Material Modification" will mean any modification or amendment of a Lease that is not consistent with the "Acceptable Lease Parameters" previously approved by Lender or as subsequently approved by Lender from time to time;

         (b) Unless Approved by Lender in writing (with Approval or disapproval will be given within ten (10) business days after receipt of a request in writing, accompanied by the proposed Lease):

                  (i) All new Leases shall have an initial term of at least 2 years but not more than 10 years;

                  (ii) No new Leases shall be for more than 50,000 square feet of net leasable area or fifty percent (50%) of a building;

                  (iii) All new Leases shall have an annual minimum rent payable (including rental abatements and external lease obligation reimbursements) of the following amounts, per square foot of leasable area, for the following categories of rental space:

                          office (200,400)                        $ 9.00
                          office/service (100,300)                $ 9.00
                          warehouse/distribution (RB, FLW)0       $ 3.75
                          Bombardier                              $17.50

For Leases of "office", "office/service" and "warehouse distribution" space, the Tenant shall be required to pay its proportionate share of operating expenses, insurance and taxes. Lease of "Bombardier" space shall require the tenant to pay its proportionate share of all increases in taxes, insurance and operating expenses after the first year of the term of such Lease.

         (c) Unless approved by Lender in writing, no Leases shall be entered into if there is an occurrence and continuance of an Event of Default under any of the Loan Documents.


                                     -ii-